SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                December 19, 2003
                               ------------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


               000-49693                                92-2115369
        (Commission File Number)                      (IRS Employer
                                                    Identification No.)


   975 El Camino Real, South San Francisco, California       94080
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800

Item 5.  Other Events and Regulation FD Disclosure.

         On December 19, 2003, the registrant announced the appointment of Mr.
R. Albert Roensch to the Board of Directors of FNB Bancorp and its subsidiary, First National Bank of Northern California.

         A copy of the December 19, 2003 news release reporting the appointment of Mr. Roensch is attached to this report as Exhibit 99.16 and is incorporated here by reference.

Item 7.  Financial Statements and Exhibits.

         99.16 News release dated December 19, 2003, announcing the appointment of Mr. R. Albert Roensch as a Director of FNB Bancorp and First National Bank of Northern California.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   FNB BANCORP (Registrant)


Dated:  January 5, 2004            By: /s/ JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer


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